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                                                                    EXHIBIT 10.5

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                       CLASS C PREFERRED STOCK AND WARRANT
                               PURCHASE AGREEMENT


                                  by and among


                          TRANSKARYOTIC THERAPIES, INC.

                                       and

                       THE PURCHASERS LISTED ON SCHEDULE A


                          Dated as of November 3, 1993


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                          TRANSKARYOTIC THERAPIES, INC.

             CLASS C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                TABLE OF CONTENTS
                                -----------------


 1.       PURCHASE AND SALE OF THE UNITS. ................................  5
          1.1.     The Units..............................................  5
          1.2.     Closing................................................  6
          1.3.     Allocation of Purchase Price...........................  6

 2.       REPRESENTATIONS AND WARRANTIES BY THE COMPANY...................  6
          2.1.     Organization and Standing of the Company...............  6
          2.2.     Subsidiaries...........................................  7
          2.3.     Capitalization.........................................  7
          2.4.     Financial Information..................................  8
          2.5.     Absence of Undisclosed Liabilities.....................  8
          2.6.     Absence of Certain Changes.............................  8
          2.7.     Taxes..................................................  9
          2.8.     Title to Properties; Liens and Encumbrances............  9
          2.9.     Intellectual Property Rights...........................  9
          2.10.    Government Approvals and Licenses...................... 10
          2.11.    Contracts.............................................. 10
          2.12.    Shareholders, Directors, and Officers.................. 11
          2.13.    Litigation............................................. 11
          2.14.    Authorization.......................................... 11
          2.15.    Brokers................................................ 12
          2.16.    Governmental Consents.................................. 12
          2.17.    Securities Laws........................................ 12
          2.18.    Legal Compliance....................................... 12
          2.19.    Insurance.............................................. 12
          2.20.    Nondisclosure Agreements............................... 13
          2.21.    Disclosures............................................ 13
          2.22.    U.S. Real Property Holding Corporation................. 13

 3.       REPRESENTATIONS AND WARRANTIES BY THE PURCHASERS................ 13
          3.1.     Authority.............................................. 13
          3.2.     Brokers................................................ 13
          3.3.     Accredited Investor Status............................. 13
          3.4.     Formation.............................................. 14
          3.5.     Receipt of Information................................. 14

 4.       SECURITIES LAWS................................................. 14
          4.1.     Registration of Securities............................. 14
          4.2.     Financial Matters...................................... 14


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          4.3.     Transfer Legends and Restrictions...................... 14
          4.4.     Rule 144............................................... 16

 5.       CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING............ 16
          5.1.     Representations and Warranties......................... 16
          5.2.     Performance............................................ 16
          5.3.     Compliance Certificate................................. 16
          5.4.     Registration Rights Agreement.......................... 16
          5.5.     Opinion of Company's Counsel........................... 17
          5.6.     Restated Certificate of Incorporation.................. 17
          5.7.     Blue Sky Matters....................................... 17
          5.8.     Corporate Proceedings and Consents..................... 17

 6.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.............. 17
          6.1.     Representations and Warranties......................... 17
          6.2.     Proceedings and Documents.............................. 17
          6.3.     Performance............................................ 17
          6.4.     Authorizations......................................... 17

 7.       AFFIRMATIVE COVENANTS........................................... 18
          7.1.     Quarterly Financial Statements......................... 18
          7.2.     Annual Financial Statements............................ 18
          7.3.     Other Information...................................... 18
          7.4.     SEC Reports............................................ 19
          7.5.     Use of Proceeds........................................ 19
          7.6.     Insurance.............................................. 19
          7.8.     Corporate Existence.................................... 19
          7.7.     Payment of Taxes....................................... 19
          7.9.     Maintenance of Properties.............................. 20
          7.10.    Reservation of Common Stock............................ 20

 8.       PREEMPTIVE RIGHTS............................................... 20
          8.1.     Right of First Offer................................... 20
          8.2.     Remaining Future Shares................................ 21
          8.3.     Buyer's Notice......................................... 21
          8.4.     Right of Company to Sell Refused Future Shares......... 21
          8.5.     Exceptions to Right of First Offer..................... 22
          8.6.     Preemptive Proportionate Percentage.................... 22
          8.7.     Transfer of Preemptive Rights.......................... 22
          8.8.     Termination of Preemptive Rights Provisions of
                   Class B Stock Purchase Agreements...................... 23
          8.9.     Waiver of Certain Preemptive Rights.................... 23
          8.10.    Amendments; Waivers.................................... 23

 9.       MISCELLANEOUS................................................... 23
          9.1.     Entire Agreement; Successors........................... 23


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          9.2.     Notices................................................ 23
          9.3.     Expenses............................................... 24
          9.4.     Survival of Representations and Warranties............. 24
          9.5.     Amendments; Waivers.................................... 24
          9.6.     Governing Law.......................................... 25
          9.7.     Amended and Restated Voting Rights Agreement........... 25
          9.8.     Miscellaneous.......................................... 25



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                          TRANSKARYOTIC THERAPIES, INC.

             CLASS C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


         This Class C Preferred Stock and Warrant Purchase Agreement (this "AGREEMENT") is made as of the 3rd day of November, 1993 by and among Transkaryotic Therapies, Inc., a Delaware corporation (the "COMPANY"), and the purchasers listed on SCHEDULE A hereto (each individually, a "PURCHASER" and together, the "PURCHASERS").

         In consideration of the mutual promises and undertakings contained herein the parties hereby agree as follows:

1. PURCHASE AND SALE OF THE UNITS.

     1.1. THE UNITS.

          (a) On the Closing Date (as defined in Section 1.2 below), subject to the terms and conditions hereof and in reliance upon the warranties, representations and agreements contained herein, the Company agrees to sell to each of the Purchasers, and each of the Purchasers agrees to purchase from the Company, the number of Units (as hereinafter defined) set forth opposite the name of each such Purchaser on SCHEDULE A hereto at a price of $16.00 per Unit. Each "Unit" shall consist of (i) two shares of the Class C Convertible Preferred Stock, par value $1.00 per share, of the Company (the "CLASS C PREFERRED STOCK"), and (ii) one Common Stock Purchase Warrant, substantially in the form of EXHIBIT I hereto (a "WARRANT") for the purchase, upon the terms and conditions set forth therein, of one share of the Common Stock, par value $.01 per share, of the Company (THE "COMMON STOCK").


          (b) To the extent that fewer than 937,500 Units are sold at the Closing (as defined in Section 1.2 below), the Company may, on one or more occasions during the 120 days following the Closing, sell and issue additional Units on substantially the same terms and conditions as the sale of the Units purchased pursuant to this Agreement, PROVIDED that each person or entity acquiring such Units becomes a party to this Agreement as a Purchaser prior to such acquisition by executing an Instrument of Accession hereto in the form of EXHIBIT II hereto. The closing of each such sale of additional Units shall be held at such time and place as may be agreed upon by the parties thereto, upon the same terms and conditions as those applicable to the initial sale of Units hereunder, PROVIDED that the Company's representations and warranties shall be subject to such changes and additions as are necessary to reflect the consummation of the initial sale of Units hereunder and any and all intervening events occurring between the date hereof and the date of such closing. From and after any such sale of additional Units, the purchaser of such Units shall be deemed a "Purchaser" under this Agreement, and the Units so purchased shall be deemed "Units" for all purposes of this Agreement.


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          (c) The sale of Units by the Company to each of the Purchasers is a separate sale to the same extent as if set forth in a separate agreement.

          (d) The aggregate or any portion of the shares of Class C Preferred Stock to be purchased from the Company by the Purchasers pursuant to this Agreement are herein referred to as the "SHARES." The aggregate or any portion of the shares of Common Stock issuable upon conversion of the Shares or exercise of the Warrants are herein referred to as the "UNDERLYING SHARES." The Warrants, the Shares and the Underlying Shares, collectively, are herein referred to as the "SECURITIES."

     1.2. CLOSING. The closing of the initial purchase and sale of the Units hereunder (the "CLOSING") shall take place at the offices of Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts at 10:00 a.m., Boston local time, on November 3, 1993 or at such other time and date as the Company and the Purchasers may agree upon in writing (the "CLOSING DATE"). At the Closing, the Company will deliver to each Purchaser (i) certificates evidencing that number of Shares which is equal to twice the number of Units purchased by such Purchaser set forth on SCHEDULE A opposite the name of such Purchaser, and (ii) a Warrant for the purchase of that number of shares of Common Stock as is equal to one-half the number of Shares purchased by such Purchaser, against payment by such Purchaser of the entire purchase price for the Units in lawful money of the United States of America by cancellation of indebtedness, bank or certified check, wire-transfer or such other form of payment as shall be mutually agreed upon by such Purchaser and the Company.

     1.3. ALLOCATION OF PURCHASE PRICE. The Company and the Purchasers, having adverse interests and as a result of arm's length bargaining, agree that (i) none of the Purchasers nor any of their affiliates or associates has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Units; (ii) the Warrants are not being issued as a form of compensation; and (iii) the assumed price at which the Units would be issued if they were issued apart from the Warrants is $15.99 per unit.

2. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company hereby represents and warrants to each of the Purchasers that, as of the date of this Agreement, except as otherwise described on Schedule B hereto, the following are true and correct:

     2.1. ORGANIZATION AND STANDING OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation in the Commonwealth of Massachusetts and is in good standing in each jurisdiction in which failure to so qualify would have a materially adverse effect on the business, assets or prospects of the Company. The copy of the Company's Amended and Restated Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION"), which is attached as EXHIBIT III hereto, is true, complete and correct as of the date of this Agreement. The Company has the corporate power and authority to own and lease its property, to enter into, deliver, and perform its obligations and undertakings under, this Agreement and all other agreements referred to herein or contemplated hereby, to issue the

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Units, and to conduct its business as now conducted.

     2.2. SUBSIDIARIES. The Company has no subsidiaries and does not control, directly or indirectly, any other corporation, association or business organization.

     2.3. CAPITALIZATION. The Company's entire authorized capital stock consists of: 15,000,000 shares of Common Stock, and 1,941,000 shares of Preferred Stock, $1.00 par value per share (the "PREFERRED STOCK"), of which 6,000 shares have been designated as Class A Convertible Preferred Stock (the "CLASS A PREFERRED STOCK"), 66,000 shares have been designated as Class B Convertible Preferred Stock (the "CLASS B PREFERRED STOCK"), and 1,875,000 shares have been designated as Class C Preferred Stock. Of the authorized shares of Common Stock, 4,117,635 shares are issued of record to the persons named on SCHEDULE C hereto under the heading "Common Stock". Of the authorized shares of Class A Preferred Stock, 6,000 shares are issued of record to the party named on Schedule C hereto under the heading "Class A Preferred Stock". Of the authorized shares of Class B Preferred Stock, 49,339 shares are issued of record to the persons named on SCHEDULE C hereto under the heading Class B Preferred Stock." Immediately prior to the Closing, no shares of Class C Preferred Stock are issued or outstanding. No shares of Common Stock or Preferred Stock are held in the Company's treasury. The Company has reserved 1,250,000 shares of Common Stock for issuance to employees and consultants under the 1993 Long-Term Incentive Plan (the "INCENTIVE PLAN") and 180,000 shares of Common Stock for issuance to non-employee directors under the 1993 Non-Employee Directors' Stock Option Plan (the "DIRECTORS PLAN"). The Company has granted options under the Incentive Plan for the purchase of 35,040 shares of Common Stock. No options have been granted under the Directors' Plan. In addition, the Company has reserved 750,000 shares of Common Stock for issuance upon conversion of the Class A Preferred Stock, 2,220,255 shares of Common Stock for issuance upon conversion of the Class B Preferred Stock (which number will be adjusted subsequent to this offering) and 1,875,000 shares of Common Stock for issuance upon conversion of the Class C Preferred Stock. The Common Stock and the Preferred Stock are not entitled to cumulative voting rights, preemptive rights, antidilutive rights or so-called registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), except as provided in this Agreement or Article IV of the Company's Certificate of Incorporation ("ARTICLE IV"). The Common Stock and the Preferred Stock have the preferences, voting powers, qualifications, and special or relative rights or privileges set forth in Article IV. All outstanding shares of Common Stock and Preferred Stock have been validly issued and are fully paid and nonassessable, and were issued in accordance with applicable state and federal securities laws. The Units, when issued in accordance with this Agreement, and the Underlying Shares, when issued in accordance with this Agreement and the Certificate of Incorporation, will be validly authorized, issued and outstanding, fully paid and nonassessable and, based in part upon representations of the Purchasers in Sections 3 and 4 hereof, will be issued in accordance with applicable state and federal securities laws. The Company does not have outstanding any option, warrant or other commitment to issue or to acquire any shares of its capital stock, or any securities or obligations convertible into or exchangeable for its capital stock, other than options granted pursuant to the Incentive Plan listed on SCHEDULE C hereto, options it is committed to grant annually under the Directors' Plan, or warrants listed on SCHEDULE C hereto, and the


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Company has not given any person any right to acquire from the Company or sell to the Company any shares of its capital stock. There is, and immediately upon consummation at the Closing of the transactions contemplated hereby there will be, no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, etc.) with respect to the sale or voting of any shares of capital stock of the Company (whether outstanding or issuable upon conversion or exercise of outstanding securities) except as contemplated by this Agreement, by the Certificate of Incorporation and By-laws of the Company or as indicated on SCHEDULE B hereto, and the Company will not voluntarily place any restrictions on the transfer of the Warrants, the Shares or the Underlying Shares except to the extent set forth herein or contemplated hereby.

     2.4. FINANCIAL INFORMATION. The Company has delivered to the Purchasers a copy of (a) its audited balance sheet (the "BALANCE SHEET") as of December 31, 1992 (the "FINANCIAL STATEMENT DATE") and the related statements of income and retained earnings and changes in financial position for the year then ended (with the Balance Sheet, the "Audited Financials") and (b) its unaudited balance sheet as of June 30, 1993 and the related statements of income and retained earnings and changes in financial position for the period then ended (the "UNAUDITED FINANCIALS," and together with the Audited Financials, the ("FINANCIAL STATEMENTS"). The Financial Statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and fairly present the financial condition of the Company at the date thereof and the results of the operations of the Company for the period then ended, provided, however, that the Unaudited Financials are subject to year-end adjustments and may not contain all footnotes required under generally accepted accounting principles.

     2.5. ABSENCE OF UNDISCLOSED LIABILITIES. As of the Financial Statement Date, the Company had (and on the date hereof the Company has) no material liabilities (matured or unmatured, fixed or contingent) arising out of any transaction or state of facts existing prior to the date hereof which are not fully reflected or provided for on the Balance Sheet, except for obligations arising after the Financial Statement Date in the ordinary course of business or reflected in the Unaudited Financials.

     2.6. ABSENCE OF CERTAIN CHANGES. Since the Financial Statement Date, other than as described in the Unaudited Financials or as indicated on SCHEDULE B hereto, there has not been:

          (a) any material adverse change in the condition (financial or otherwise), assets, liabilities or business of the Company from that shown by the Balance Sheet;

          (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the business of the Company;

          (c) any dividend, declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

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          (d) any labor trouble, or any other event, development, or condition, of any character, or threat of the same, materially adversely affecting the business of the Company;

          (e) any waiver of any material right of the Company, or the cancellation of any material debt or claim held by the Company;

          (f) any issuance of any stock, bonds or other securities of the Company;

          (g) any sale, assignment or transfer of any material tangible or intangible assets of the Company except with respect to tangible assets in the ordinary course of business; or

          (h) any loan by the Company to any officer, director, employee or stockholder of the Company, or any agreement or commitment therefor.

     2.7. TAXES. For all periods ended on or prior to the Financial Statement Date, the Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service, the State of Delaware, the Commonwealth of Massachusetts, any other states, and all foreign countries and has paid or made adequate provision in the Balance Sheet for the payment of all taxes, interest, penalties, assessments or deficiencies shown to be due (or, to the knowledge of the Company, claimed by such authority or jurisdiction to be due) on or in respect of such tax returns and reports. The Company does not know of any (a) other federal, Delaware, Massachusetts, state or foreign taxes which are due and payable by the Company which have not been so paid; (b) other federal, Delaware, Massachusetts, state or foreign tax returns or reports which are required to be filed which have not been so filed; or (c) unpaid assessment for additional taxes for any fiscal period or any basis thereof. The Company's federal or state income tax returns have never been audited.

     2.8. TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. Except as indicated on SCHEDULE B hereto, the Company has good and marketable title to all of its properties and assets, real and personal, including those reflected in the Balance Sheet (except as sold or otherwise disposed of in the ordinary course of business since the Financial Statement Date), subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge except (a) as shown on the Balance Sheet or in the notes thereto, (b) tax, materialmen's or like liens for obligations not yet due or payable or being contested in good faith by appropriate proceedings, and (c) vendors' interests in installment purchase obligations of the Company which in the aggregate do not exceed $25,000.

     2.9. INTELLECTUAL PROPERTY RIGHTS. Attached hereto as SCHEDULE D is a true and complete list of all patents, trademarks, service marks, trade names, copyrights and rights or licenses to use the same, and any and all applications therefor, presently owned or held by the Company. Such patents, trademarks, service marks, trade names, copyrights and rights or


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licenses to use the same, and any and all applications therefor, as well as all trade secrets and similar proprietary information owned or held by the Company, are all such items required to enable the Company to conduct its business as now conducted. The Company has not received any formal or informal notice of infringement or other complaint that the Company's operations violate or infringe rights under patents, trademarks, service marks, trade names, trade secrets, copyrights or licenses or any other proprietary rights of others, nor does the Company have any reason to believe that there has been any such violation or infringement. Except as set forth in SCHEDULE D, no royalties, honoraria, or fees are or will be payable by the Company to other persons by reason of the ownership or use by the Company of said patents, trademarks, service marks, trade names, trade secrets, copyrights or rights or licenses to use the same or similar proprietary information, or any and all applications therefor.

     2.10. GOVERNMENT APPROVALS AND LICENSES. The Company has all governmental approvals, authorizations, consents, licenses and permits necessary or required to conduct its business as presently conducted and will use its best efforts to obtain all governmental approvals, authorizations, consents, licenses and permits necessary or required to conduct its business as proposed to be conducted.

     2.11. CONTRACTS. Other than as set forth in SCHEDULE B or D or described elsewhere in this Section 2, the Company has no presently existing contract, obligation or commitment (a) involving payment by or to the Company of more than $25,000 (other than employment or consulting agreements terminable at the option of the Company without penalty on no more than thirty (30) days prior written notice with employees of, or consultants to, the Company who are not officers or directors thereof), or (b) which is material to the Company or its currently contemplated business, including without limitation the following:

               (i) any employment, bonus, commission or consulting agreements or arrangements; pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company; or agreements with shareholders;

               (ii) any loan or other agreements, notes, indentures, or instruments relating to or evidencing indebtedness for borrowed money, or mortgaging, pledging, or granting or creating a lien or security interest or other encumbrance on any of the Company's property; or any agreement or instrument evidencing any guaranty by the Company of payment or performance by any other person;

               (iii) any agreements with dealers, sales representatives, brokers, and other distributors, jobbers, advertisers, sales agencies;

               (iv) any agreements with any labor union or collective bargaining organization;


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               (v) any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, including, without limitation, agreements with processors and subcontractors and agreements requiring development of products;

               (vi) any lease of machinery, equipment, other personal property, including motor vehicles, and real estate;

               (vii) any indenture, agreement, or other document relating to the sale or repurchase of securities of the Company;

               (viii) any joint venture contract or arrangement or other agreements involving a sharing of profits or expenses;

               (ix) any agreements limiting the freedom of the Company or any of its employees to compete in any line of business or in any geographic area or with any person;

               (x) any agreements providing for disposition of the business and assets, or securities, of the Company; agreements of merger or consolidation to which the Company is a party; or letters or intent with respect to the foregoing; or

               (xi) any agreements involving, or letters of intent with respect to, the acquisition of assets or securities of any other business or entity.

     True and complete copies of all contracts and other items listed on SCHEDULE B have been made available to the Purchasers. The Company has complied with all the material provisions of said contracts and commitments set forth in SCHEDULE B hereto and of all other material contracts and commitments to which it is a party, and is not in default under any thereof, except to the extent to which any such noncompliance and defaults would not materially and adversely affect the business or financial condition of the Company. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both would constitute, a material default by the Company or, to the Company's knowledge, by any third party, under any of said contracts or commitments.

     2.12. SHAREHOLDERS, DIRECTORS, AND OFFICERS. SCHEDULE C hereto contains a true, correct and complete list showing the name of each shareholder of record of the Company and the number of the shares of the Company's capital stock owned by each shareholder. SCHEDULE E hereto contains a true, correct and complete list showing the name of each director and officer of the Company.

     2.13. LITIGATION. There is no litigation or proceeding pending or, to the Company's knowledge, threatened, against the Company or the Company's properties, nor does the Company know or have reasonable grounds to know of any basis for any such action, including,


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without limitation, any governmental investigation relating to employee safety or discrimination matters. To the Company's knowledge, there is no litigation or proceeding pending or threatened against or relating to any present or former employee of the Company by reason of the past employment or consulting relationships of any of such employees with the Company. There are no outstanding jugments against the Company.

     2.14. AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Units and, upon conversion of the Shares or exercise of the Warrants, the Underlying Shares, have been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered on behalf of the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors. The execution, delivery and performance of this Agreement, the issuance and sale of the Units and, upon conversion of the Shares or exercise of the Warrants, the Underlying Shares, will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the Certificate of Incorporation or By-laws of the Company or result in a material breach of any of the terms of, or constitute a material default under, any agreement, instrument or other restriction to which the Company is a party or by which it or any of its properties or assets is bound.

     2.15. BROKERS. Except as described on SCHEDULE B, the Company has no contract, arrangement or understanding with any broker, finder, or similar agent with respect to the transactions contemplated by this Agreement.

     2.16. GOVERNMENTAL CONSENTS. Based in part on the representations made by the Purchasers in Sections 3 and 4 of this Agreement, no consent, approval or authorization of any governmental authority is required under existing law or regulation in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Units pursuant to this Agreement or the consummation of any other transactions contemplated hereby.

     2.17. SECURITIES LAWS. Neither the Company nor any other person, firm or corporation acting on its behalf has sold any of the Units or other securities of the Company to, or offered any thereof for sale to, or solicited any offers to purchase any thereof from, or otherwise approached or negotiated (nor will the Company or any other person, firm or corporation acting on its behalf sell, offer, solicit or otherwise approach or negotiate) in respect thereof with, such character or number of persons in the aggregate, or in such manner, as would result in bringing the Units, or any part thereof, within the provisions of
Section 5 of the Securities Act. Assuming that the Purchasers' representations and warranties contained in Sections 3 and 4 of this Agreement are true and correct at the Closing and on the date of the issuance of the Underlying Shares, the offering and sale of the Units, and the issuance of the Underlying Shares upon conversion of the Shares and exercise of the Warrants, are each exempt, or will each be exempt, as the case may be, from registration and prospectus delivery requirements of the Securities Act as in effect on the date hereof and are also exempt or will be exempt from registration or qualification under applicable state securities laws as in effect on the date hereof.


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     2.18. LEGAL COMPLIANCE. The Company is not in violation of any provisions of its Certificate of Incorporation or By-laws, or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which violation materially and adversely affects the business or financial condition of the Company.

     2.19. INSURANCE. The Company maintains insurance of the types and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, without limitation, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     2.20. NONDISCLOSURE AGREEMENTS. The Company has entered into nondisclosure and noncompete agreements in favor of the Company in such forms as have been approved from time to time by the Board of Directors of the Company, with each person employed by it or serving as a consultant to it with employment or consulting responsibility requiring access to proprietary technical information of the Company.

     2.21. DISCLOSURES. Neither this Agreement nor any Schedule or Exhibit hereto, nor any report, certificate or instrument furnished to any of the Purchasers or their special counsel in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Company knows of no information or fact which has or would have a material adverse effect on the business, prospects, assets or condition, financial or otherwise, of the Company which has not been disclosed in Schedule B.

     2.22. U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not now and has never been a "United States Real Property Holding Corporation" as defined in
Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

3. REPRESENTATIONS AND WARRANTIES BY THE PURCHASERS. Each of the Purchasers, severally and not jointly, represents and warrants to the Company that the following are true and correct in all material respects:

     3.1. AUTHORITY. Such Purchaser has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. All necessary corporate and other action has been taken by it or on its behalf to execute, deliver and perform its obligations under this Agreement and to purchase the Units. This Agreement constitutes the valid and legally binding obligation of such Purchaser, enforceable against the Purchaser in accordance with its terms.

     3.2. BROKERS. Such Purchaser has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

     3.3. ACCREDITED INVESTOR STATUS. Such Purchaser is acquiring the Units for the purpose of investment and not with a view to the resale or distribution thereof, and it has no present intention of selling, negotiating or otherwise disposing of the Units or any portion thereof; provided that the disposition of its property shall at all times be and remain within its control. It further represents that, except as otherwise disclosed in writing to the Company, it is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Units. Such Purchaser further represents that it is acquiring the Units for its own account and with its general assets and not with the assets of any separate account in which any employee benefit plan has any interest. As used in this Section 3.3, the terms "separate account" and "employee benefit plan" shall have the respective meanings assigned to them in the Employee Retirement Income Security Act of 1974.

     3.4. FORMATION. Except as otherwise disclosed in writing to the Company, such Purchaser was not organized for the purpose of making an investment in the Company.

     3.5. RECEIPT OF INFORMATION. Such Purchaser has been furnished such information and documents as such Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the Company, terms and conditions of this Agreement and the purchase of the Units. Each Purchaser who is not an accredited investor, by signing the signature pages hereto, acknowledges that he, she or it, as the case may be, has received a copy of the Company's prospectus dated July 26, 1993, together with the Prospectus Supplement dated November 3, 1993.

4. SECURITIES LAWS.

     4.1. REGISTRATION OF SECURITIES. Each Purchaser, severally and not jointly, represents and warrants to the Company that it understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") or the securities laws of any state or other jurisdiction and that the Securities must be held indefinitely unless they are subsequently registered thereunder or an exemption from registration thereunder is available. Each Purchaser, severally and not jointly, further represents and warrants to the Company that it will not transfer any of the Securities in violation of the provisions of this Agreement or any applicable federal or state securities laws or regulations.

     4.2. FINANCIAL MATTERS. Each Purchaser, severally and not jointly, represents and warrants to the Company that (a) it understands that the purchase of the Securities involves substantial risk and that its financial condition and investments are such that it is in a financial position to hold the Securities purchased by it for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, such Securities; and (b) by virtue of its expertise, the advice available to it and its previous investment experience, such Purchaser has extensive knowledge and experience in financial and business matters, investments, securities and private placements and the capability to evaluate the merits and risks of the transactions contemplated by this Agreement.

     4.3. TRANSFER LEGENDS AND RESTRICTIONS. The Transfer (as defined below) of the Securities will be restricted in accordance with the terms hereof. "Transfer" shall mean any pledge, sale, assignment, gift or other transfer of any Securities or any interest therein, whether or not such transfer would constitute a "sale" as that term is defined in Section 2(3) of the Securities Act.

     Each certificate evidencing the Shares or the Underlying Shares, including any certificate issued to any transferee thereof, shall be imprinted with a legend in substantially the following form (unless otherwise permitted under this Section 4 or unless such Securities shall have been effectively registered and sold under the Securities Act and applicable state securities laws):

     "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES UNDER THE SECURITIES ACT OF 1933 HAS BECOME EFFECTIVE OR THE ISSUER HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO IT TO THE EFFECT TEAT SUCH REGISTRATION IS NOT REQUIRED, UNLESS SUCH OPINION OF COUNSEL IS NOT REQUIRED BY THE TERMS OF THE CLASS C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT AMONG THE ISSUER AND CERTAIN OF ITS SHAREHOLDERS DATED AS OF NOVEMBER 3, 1993 (THE "AGREEMENT"). TRANSFER OF THESE SHARES IS FURTHER RESTRICTED AS PROVIDED IN THE AGREEMENT, A COPY OF WHICH IS AVAILABLE AT THE ISSUER'S OFFICES."

     Each Warrant, including any warrant issued to any transferee thereof, shall be imprinted with a legend in substantially the following form (unless otherwise permitted under this Section 4 or unless such Warrant shall have been effectively registered and sold under the Securities Act and applicable state securities laws):

     "NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS WARRANT OR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF SHALL BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS WARRANT OR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 HAS BECOME EFFECTIVE OR THE ISSUER HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO IT TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, UNLESS SUCH OPINION OF COUNSEL IS NOT REQUIRED

     BY THE TERMS OF THE CLASS C PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT AMONG THE ISSUER AND CERTAIN OF ITS SHAREHOLDERS DATED AS OF NOVEMBER 3, 1993 (THE "AGREEMENT"). TRANSFER OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF IS FURTHER RESTRICTED AS PROVIDED IN THE AGREEMENT, A COPY OF WHICH IS AVAILABLE AT THE ISSUER'S OFFICES."

     The Holder (as defined below) of any Securities by acceptance thereof agrees, so long as any legend described in this Section 4.3 shall remain on such Securities, prior to any Transfer of any of the Securities (except for a Transfer effected pursuant to an effective registration statement under the Securities Act or in compliance with Rule 144 thereunder), to give written notice to the Company of such Holder's intention to effect such Transfer and agrees to comply in all respects with the provisions of this Section 4.3. Such notice, if required, shall describe the proposed method of Transfer of the Securities in question. Upon (but only upon) receipt by the Company of such notice, and a written opinion of counsel to such Holder (which counsel and opinion shall be reasonably satisfactory to counsel for the Company) that the proposed Transfer may be effected without registration under the Securities Act or in compliance with Rule 144 thereunder and under applicable state securities laws, the proposed Transfer may be effected, and the Holder of such Securities shall thereupon be entitled to Transfer the same in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate or warrant evidencing the Securities issued upon any such Transfer shall bear the same legend as set forth in this Section 4.3. Upon the written request of a Holder of the Securities, the Company shall remove the foregoing legend from the certificates or warrants evidencing such Securities and issue to such Holder new certificates or warrants therefor free of any transfer legend if, with such request, and at the request of the Company, the Company shall have received an opinion of counsel selected by the Holder, such counsel and opinion to be reasonably satisfactory to counsel to the Company, to the effect that any Transfers by such Holder of such Securities may be made to the public without compliance with either Section 5 of the Securities Act or Rule 144 thereunder and applicable state securities laws. "HOLDER" shall mean any Purchaser (in its capacity as holder of any Securities and for so long as it holds such Securities), and such of its respective successors and assigns who acquire Securities from Holders in accordance with the terms of this Agreement and who agree in writing with the Company to acquire and hold the Securities subject to all the restrictions hereof, but in no event shall "Holder" include any transferee of any Securities pursuant to sales made under a registration statement filed under the Securities Act.

     4.4. RULE 144. The Purchasers recognize that the provisions of Rule 144 under the Securities Act are not presently applicable to securities of the Company. The Company covenants that (a) at all times after the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company will comply with the current public information requirements of Rule 144(c)(1) under the Securities Act; and (b) at all such times as Rule 144 is available for use by the Purchasers, the Company will furnish any Purchaser upon request with all information within the possession of the Company required for the preparation and filing of Form 144.

5. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligation of each of the Purchasers to purchase and pay for the Units is subject to the following:

     5.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company made herein shall be true, correct and complete in all material respects on and as of the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

     5.2. PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with.

     5.3. COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchasers a certificate (to be signed by its chief executive officer) dated the Closing Date certifying as to the fulfillment of the conditions specified in Sections 5.1 and 5.2 in all material respects.

     5.4. REGISTRATION RIGHTS AGREEMENT. A Registration Rights Agreement substantially in the form of EXHIBIT IV hereto (the "REGISTRATION RIGHTS AGREEMENT") shall have been executed and delivered by the Company and the Purchasers.

     5.5. OPINION OF COMPANY'S COUNSEL. The Purchasers shall have received an opinion of Bingham, Dana & Gould, counsel to the Company, substantially in the form of EXHIBIT V hereto, which opinion shall be satisfactory in form and substance to the Purchasers' special counsel.

     5.6. RESTATED CERTIFICATE OF INCORPORATION. An Amended and Restated Certificate of Incorporation for the Company in the form attached as EXHIBIT III hereto shall have been duly filed with the Secretary of State of the State of Delaware and shall have become effective.

     5.7. BLUE SKY MATTERS. All consents, approvals, filings, qualifications and/or registrations required to be obtained or effected under any applicable state securities laws in connection with the issuance, sale and delivery of the Units and the Underlying Shares shall have been obtained or effected (except for the filing of any notice subsequent to the Closing which may be required under applicable state securities laws which, if required, shall be filed on a timely basis as may be so required).

     5.8. CORPORATE PROCEEDINGS AND CONSENTS. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and their special counsel, each of whom shall have received all such originals or certified or other copies of such documents as each may reasonably request.

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the Company to sell the Units is subject to the following:

     6.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers made herein shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

     6.2. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing shall be satisfactory in form and substance to the Company and the Company's counsel, and they each shall have received all such counterpart original or certified or other copies of such documents as they may reasonably request.

     6.3. PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with.

     6.4. AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States of America or of any state required in connection with the lawful issuance and sale of the Units or any portion thereof to the Purchasers as contemplated under this Agreement shall have been duly obtained and in effect.

7. AFFIRMATIVE COVENANTS. The Company covenants with each of the Purchasers as follows, such covenants to expire at such times as the Company shall have consummated a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 or a successor form under the Securities Act, covering the offer and sale by the Company of Common Stock to the public at an aggregate offering price of not less than $12.00 per share (as adjusted for any stock dividends, stock splits, combinations or similar recapitalizations occurring after the date hereof) and which results in aggregate gross proceeds to the Company of not less than $10,000,000 (the "INITIAL PUBLIC OFFERING"); provided, that the Company may refrain from compliance with any such covenant to the extent that such compliance would, in the good faith judgment of the Board of Directors of the Company, violate applicable securities laws:

     7.1. QUARTERLY FINANCIAL STATEMENTS. Within forty-five (45) days after the end of each of the first three quarters in each fiscal year, the Company will deliver to each Qualifying Holder (as hereinafter defined) copies of the Company's unaudited balance sheet as of the end of, and unaudited statements of income and statements of cash flows for, such quarter, which shall be prepared in accordance with generally accepted accounting principles consistently applied. All such financial statements shall be certified as accurate and complete in all material respects (subject to normal year-end adjustments) by the chief financial officer of the Company and shall be presented in form comparative to the similar period of the preceding year. Further, if for any period the Company shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Company, then in respect of such period all such financial statements shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries. In no event will any Purchaser make any use or disclosure of the financial statements referred to in this Section 7.1 or Section 7.2 or other information acquired pursuant to Section 7.3 or 7.4, except in connection with evaluating its investment in the Company. For purposes of this Agreement, "QUALIFYING HOLDER" shall mean each Purchaser for so long as such Purchaser holds at least fifteen percent (15%) of the number of Shares purchased by it hereunder.

     7.2. ANNUAL FINANCIAL STATEMENTS. Within ninety (90) days after the end of each fiscal year, the Company will deliver to each Qualifying Holder financial statements analogous to those required by Section 7.1 as at the end of and for such year, accompanied by a certification by independent public accountants selected by the Company's Board of Directors, that (except as otherwise stated therein) such statements have been prepared in accordance with generally accepted accounting principles consistently applied.

     7.3. OTHER INFORMATION. Upon the reasonable request of a Qualifying Holder, the Company will deliver to such Qualifying Holder other information and data, not proprietary in nature (in the good faith judgment of the Company), pertaining to its business, financial and corporate affairs to the extent that such delivery will not violate any then applicable law or any agreements of the Company with third parties. The Company will permit each Qualifying Holder, at the expense of such Qualifying Holder, to visit and inspect any of the properties of the Company, including its books of account, and to discuss its affairs, finances and accounts with the Company's officers or directors, all at such reasonable times and as often as a Qualifying Holder may reasonably request, in each case, in a manner consistent with the reasonable security and confidentiality needs of the Company; PROVIDED, that the Company shall be under no such obligation with respect to information deemed in good faith by the Company to be proprietary or subject to third party restrictions on disclosure.

     7.4. SEC REPORTS. Promptly after each such filing, the Company will furnish each Purchaser with copies of all registration statements, and amendments thereto, and all reports on Forms 8-K, 10-Q or 10-K (or any similar form hereafter in use) which the Company shall file with the Securities and Exchange Commission or any stock exchange on which securities or the Company may be listed.

     7.5. USE OF PROCEEDS. The Company will use amounts paid for the Units hereunder to fund research and development activities and for working capital and other corporate purposes.

     7.6. INSURANCE. The Company will keep all its insurable properties properly insured against loss or damage by fire and other risks; maintain public liability insurance against claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or arising from equipment owned by the Company and leased to and located upon or in or about any premises occupied by any other person; maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business; and maintain such other insurance as is usually ma Stained by persons engaged in the same or similar business as is the Company. All such insurance shall be maintained against such risks and in at least such amounts as such insurance is usually carried by persons engaged in the same or similar businesses, and all insurance herein provided for shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Company may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws. In addition, the Company shall within a reasonable period of time obtain "Key Man Insurance" on of the lives of K. Michael Forrest and Richard F. Selden in an aggregate face amount of not less than $1,000,000 per person and shall maintain such insurance on each such person for so long as such person is employed by the Company.

     7.7. PAYMENT OF TAXES. The Company will pay and discharge promptly, or cause to be paid and discharged promptly, when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal and mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies), which, if unpaid, might by law become a lien or charge upon its property; PROVIDED, however, that the Company shall not be required to pay any tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books reserves deemed by it adequate with respect thereto.

     7.8. CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and material rights and franchisees, PROVIDED, however, that nothing in this section shall (a) prevent the abandonment or termination of the Company's authorization to do business in any foreign state or jurisdiction if, in the opinion of the Company's Board of Directors, such abandonment or termination is in the interest of the Company or (b) require compliance with any law so long as the validity or applicability thereof shall be disputed or contested in good faith.

     7.9. MAINTENANCE OF PROPERTIES. The Company will maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition, and from time to time make, or cause to be made, all repairs, renewals and replacements which in the opinion of the Company are necessary and proper so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     7.10. RESERVATION OF COMMON STOCK. The Company agrees to continue to reserve a number of shares of the Company's Common Stock equal to the number of Underlying Shares issuable upon conversion of the Shares and exercise of the Warrants, and the Company further agrees that in the event that the conversion price applicable to the Shares set forth in the Certificate of Incorporation is reduced below the initial price set forth therein, it shall immediately cause to be set aside additional shares of the Company's Common Stock so as to comply with the provisions of this Section 7.10.

8. PREEMPTIVE RIGHTS.

     8.1. RIGHT OF FIRST OFFER.

          (a) Until the occurrence of the Initial Public Offering, or, if earlier, a "Terminating Class Event" (as hereinafter defined), the Company will not offer any equity securities, or securities convertible into, or options, warrants, or other rights to purchase such equity securities (collectively, the "FUTURE SHARES") to any third party or Purchaser without first providing (i) each Purchaser, and (ii) each person defined as a "Purchaser" in the Class B Stock Purchase Agreements (as defined in Section
     8.8 hereof) (each "Purchaser" under the foregoing (i) and (ii) hereinafter a "Buyer"), so long as such Buyer continues to hold shares of Preferred Stock, the right to subscribe for its Preemptive Proportionate Percentage (as such term is defined in paragraph 8.6 below) of such Future Shares for cash at a price and on such other terms as shall have been specified by the Company in writing delivered to each Buyer (the "PREEMPTIVE OFFER"), which Preemptive Offer by its terms shall remain open and irrevocable for a period of fifteen (15) days from the date it is delivered by the Company to each Buyer (the "PREEMPTIVE PERIOD"). The Preemptive Offer shall also certify that the Company has either (a) received a firm offer from a prospective purchaser, who shall be identified in such certification, so that the Company in good faith believes a binding agreement of sale is obtainable for consideration having a fair market, cash equivalent, or present value set forth in such certification; or (b) intends to make an offering of its securities at the price and on the terms set forth n such certification.

          (b) A "Terminating Class Event" shall mean, for the holders of the Class B Preferred Stock, par value $1.00 per share, of the Company (the "CLASS B PREFERRED STOCK") that fewer than 2,000 shares of Class B Preferred Stock remain outstanding, and for the holders of the Class C Preferred Stock, that fewer than 500,000 shares of the Class C Preferred Stock remain outstanding. Upon the occurrence of a Terminating Class Event, such class shall no longer have the preemptive rights set forth in this
     Section 8. Upon the occurrence of a Terminating Class Event as to both such classes of Preferred Stock, the Company shall have no remaining obligations under this Section 8.

     8.2. REMAINING FUTURE SHARES. If any Buyer shall subscribe for less than its Preemptive Proportionate Percentage of the Future Shares set forth in the Preemptive Offer to it, then the Company at the end of the Preemptive Period shall give notice in the same manner to each Buyer who did subscribe during the Preemptive Period for its entire Preemptive Proportionate Percentage of the Future Shares of the number of Future Shares which the Buyers had not elected to purchase during the Preemptive Period (the "REMAINING FUTURE SHARES") and stating that the Buyer may elect to purchase at the same price any or all of the Remaining Future Shares (the "SECOND PREEMPTIVE OFFER"), which Second Preemptive Offer by its terms shall remain open and irrevocable for a period of at least fifteen (15) days from the date it is delivered by the Company to each Buyer. If the total number of Remaining Future Shares is sufficient to satisfy the elections of Buyers who received the Second Preemptive Offer, such Remaining Future Shares shall be allocated to them in accordance with their elections; if not, the available Remaining Future Shares shall be allocated among the Buyers according to their respective Preemptive Proportionate Percentages (provided that such allocation shall be adjusted if necessary so that no Buyer is allocated more Remaining Future Shares than it has elected to purchase). For the purpose of avoiding fractions as to Future Shares and Remaining Future Shares, the President of the Company (or in his or her absence any responsible corporate officer of the Company) may adjust upward or downward by not more than one full share the number of Future Shares or Remaining Future Shares which any Buyer would otherwise be entitled to purchase.

     8.3. BUYERS NOTICE. Notice of each Buyer's intention to accept, in whole or in part, a Preemptive Offer or Second Preemptive Offer made pursuant to Sections
8.1 or 8.2 herein shall be evidenced by a writing signed by the Buyer and delivered to the Company prior to the end of the Preemptive Period or the fifteen (15) day period of the Second Preemptive Offer, as applicable, setting forth that portion of the Future Shares or the Remaining Future Shares, as the case may be, which the Buyer elects to purchase (the "NOTICE OF ACCEPTANCE").

     8.4. RIGHT OF COMPANY TO SELL REFUSED FUTURE SHARES. In the event that the Buyers elect not to purchase all of the Future Shares or the Remaining Future Shares, the Company shall have one hundred twenty (120) days from the expiration of the Second Preemptive Offer to sell all or any part of such Remaining Future Shares not purchased by the Buyers (the "REFUSED FUTURE SHARES") to the parties (or their affiliates) identified in the Preemptive Offer, but only upon terms and conditions in all material respects, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other party or parties or less favorable to the Company than those set forth in the Preemptive Offer and the Second Preemptive Offer. Upon the closing of the sale of Refused Future Shares to such other parties, the Buyers shall purchase from the Company and the Company shall sell to each Buyer the Future Shares and the Remaining Future Shares in respect of which a Notice of Acceptance was delivered to the Company by such Buyer, upon the terms specified in the Preemptive Offer and the Second Preemptive Offer. The Company may withdraw the Preemptive Offer and the Second Preemptive Offer at any time prior to such closing.

     8.5. EXCEPTIONS TO RIGHT OF FIRST OFFER. Notwithstanding anything to the contrary stated above, the rights of the Buyers under this Section 8 shall not apply to (a) any sale of shares of the Company's capital stock pursuant to the Initial Public Offering or (b) the issuance by the Company of Common Stock or options or warrants for the purchase thereof issued, sold or granted, in the past or future, by the Company to its employees or consultants pursuant to bona fide employee stock purchase, option or similar plans or as otherwise approved by the Board of Directors of the Company or (c) equity securities issued in connection with the acquisition of at least fifty percent (50%) of the voting securities of another corporation, controlling interest in another business entity, or all, or substantially all of the assets of another corporation or business entity or (d) equity securities issued for no consideration as dividends or pursuant to stock splits or (e) any securities issued upon the conversion or exercise of presently issued securities or securities issued pursuant to Section l.l(a) or (b) hereof or (f) any Units issued and sold pursuant to Section l.l(b) of this Agreement or (g) any equity securities issued in connection with a joint venture in which the Company is a participant or a license, marketing or distribution agreement to which the Company is party, if such issuance does not exceed twenty percent (20%) of the aggregate amount of equity securities of the Company then outstanding (on an as converted basis).

     8.6. PREEMPTIVE PROPORTIONATE PERCENTAGE. The term "Preemptive Proportionate Percentages" shall mean, as to a Buyer, that percentage figure which expresses the ratio which (a) the number of shares of outstanding Common Stock then owned by such Buyer bears to (b) the aggregate number of shares of outstanding Common Stock then owned by all Buyers (for purposes solely of the computation required under clauses (a) and (b), Buyers holding shares of Preferred Stock shall be treated as having converted all such outstanding shares of Preferred Stock into shares of Common Stock at the rate at which such shares of Preferred Stock are convertible or exercisable for Common Stock pursuant to
Article IV of the Certificate of Incorporation of the Company in effect at the time of delivery by the Company of the Preemptive Offer).

     8.7. TRANSFER OF PREEMPTIVE RIGHTS. The preemptive rights provided under this Section 8 may be transferred or assigned in whole (but not in part) (a) to any person or entity that directly or indirectly controls, is controlled by or is under common control with, the transferor Buyer (b) to any other person or entity approved by the Company, PROVIDED, in each case, that no such transfer or assignment may be made if, in the reasonable judgment of the Company's Board of Directors after consultation with the Company's counsel, such transfer or assignment would make an exemption from the registration requirements of the Securities Act and/or applicable state securities laws unavailable with respect to the offer and sale of the Future Shares.

     8.8. TERMINATION OF PREEMPTIVE RIGHTS PROVISIONS OF CLASS B STOCK PURCHASE AGREEMENTS. The "CLASS B STOCK PURCHASE AGREEMENTS are defined herein as (i) the Class B Preferred Stock Purchase Agreement, dated as of February 14, 1992, among the Company and the persons listed on Schedule A thereto (individually, the "1992 CLASS B AGREEMENT"), and (il) the Class B Preferred Stock Purchase Agreement, dated as of April 20, 1993, among the Company and the persons listed on Schedule A thereto (individually, the "1993 CLASS B AGREEMENT"). The holders of the Class B Preferred Stock listed on the signature pages hereof, by executing this Agreement in their capacity as holders of Class B Preferred Stock, do hereby vote as a class to terminate Section 9 of the 1992 Class B Agreement and Section 8 of the 1993 Class B Agreement (insofar as such Section 8 relates to preemptive rights), which sections shall be of no further force and effect, and do hereby consent and agree that Section 8 hereof amends and restates the preemptive rights of the holders of the Class B Preferred Stock, and do hereby vote and consent to make all holders of Class B Preferred Stock, as a class, party to this Agreement for the sole purpose of being bound by and party to Section 8 hereof.

     8.9. WAIVER OF CERTAIN PREEMPTIVE RIGHTS. The Buyers hereby waive any preemptive rights to the 'contemplated issuance by the Company to The First National Bank of Boston of the common stock purchase warrants listed on Schedule C hereto.

     8.10. AMENDMENTS; WAIVERS. Changes in or additions to this Section 8, or waiver of the Company's compliance with any of the provisions of this Section 8, may be made by written amendment or waiver executed by the Company and the holders of at least fifty-one percent (51%) in the aggregate number of shares of Common Stock issued or issuable upon conversion of the shares of Class B Preferred Stock and Class C Preferred Stock (counted as one class) then held by the Buyers.

9. MISCELLANEOUS.

     9.1. ENTIRE AGREEMENT; SUCCESSORS. This Agreement, together with the Schedules and Exhibits hereto sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and commitments of the parties relating thereto. All the tenons and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto subject to any restrictions on assignment stated herein. Delivery of documents by the Company or its counsel to John Burgess, Esq., special counsel to the Purchasers, shall be deemed to constitute for all purposes the furnishing of such documents by the Company to the Purchasers under this Agreement or in connection with the offering hereunder.

     9.2. NOTICES. Except as otherwise specifically provided herein, all notices, requests, demands, and other communications hereunder shall be in writing and shall be personally delivered or given by prepaid nationally-recognized overnight courier service or by prepaid certified or registered mail, return receipt requested, or by prepaid telegram, addressed as follows:

         (a)      if to the Purchasers:

                  To the Addressees shown on SCHEDULE A

                  with a copy to:

                  Hale and Dorr
                  60 State Street
                  Boston, MA 02109
                  Attention: John Burgess, Esq.

         (b)      if to the Company:

                  Transkaryotic Therapies, Inc.
                  195 Albany Street
                  Cambridge, MA 02139
                  Attention: Chief Executive Officer

                  with a copy to:

                  Bingham, Dana & Gould
                  150 Federal Street
                  Boston, MA 02110
                  Attention: Leslie H. Shapiro, Esq.

or to such other address as shall have been designated in writing by any party pursuant hereto. All notices, requests, demands and other communications hereunder shall be effective on the earlier of (l) actual receipt and (ii) five
(5) business days after deposit in the U.S. mails or delivery to a nationally-recognized courier service in accordance with this Section.

     9.3. EXPENSES. Except as provided in the Registration Rights Agreement, each party will bear its own expenses in connection with this Agreement, PROVIDED that the Company will bear the reasonable fees and out-of-pocket disbursements of Hale and Dorr, special counsel to the Purchasers, in an amount not to exceed $5,000 in the aggregate.

     9.4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by the Company or any of the Purchasers in connection herewith shall survive the execution and delivery of this Agreement and the issuance of the Units for a period (the "SURVIVAL PERIOD") expiring on the first to occur of (a) the Initial Public Offering, or
(b) the date which is five years after the Closing Date. No claim may be made for breach of any representation or warranty contained herein unless notice of such claim is given to the breaching party within the Survival Period.

     9.5. AMENDMENTS; WAIVERS. Subject to Section 8.10 hereof, changes in or additions to this Agreement may be made by written document executed by the Company and the holders of at least fifty-one percent (51%) in the aggregate number of shares of Common Stock issued or issuable upon conversion of the Shares, PROVIDED that the consent of such holders shall not be required with respect to any supplement to this Agreement relating to the sale and issuance of additional Units in accordance with Section l.l(b). Subject to Section 8.10 hereof, the holders of fifty-one percent (51%) in the aggregate of the Shares then held by Holders may, by written instrument, waive compliance by the Company with any of the provisions of this Agreement. Notwithstanding the foregoing, no course of dealing or delay on the part of the Holders in exercising any right shall operate as a waiver thereof or otherwise prejudice the rights of the Holders.

     9.6. GOVERNING LAW. This Agreement shall be construed and enforced as a contract under seal in accordance with, and the rights of the parties hereunder shall be governed by, the internal laws of the Commonwealth of Massachusetts.

     9.7. AMENDED AND RESTATED VOTING RIGHTS AGREEMENT. The Company agrees that, subsequent to the date of this Agreement, it will use its reasonable best efforts to obtain the agreement to the Amended and Restated Voting Rights Agreement, substantially in the form of Exhibit VI hereto, the holders of at least 66 and 2/3% of the Class B Preferred Stock PROVIDED, HOWEVER, that the Company will be under no obligation to request any such holder if, in the Company's reasonable judgment, such request might damage the Company's relationship with such shareholder.

     9.8. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which together shall constitute one and the same document. The headings herein are for convenience of reference only and shall not affect the construction of this Agreement. The invalidity or unenforceability of any provision hereof shall not affect the validity or unenforceability of any other provision.

     This Preferred Stock and Warrant Purchase Agreement has been SIGNED, SEALED AND DELIVERED, as of the date first written above by the parties hereto.

                                           COMPANY:

                                           TRANSKARYOTIC THERAPIES, INC.


                                           By: /s/ K. Michael Forrest
                                              ------------------------------

                                           Title:President and CEO
                                                 ---------------------------

                                       PURCHASERS:

                                       WARBURG PINCUS CAPITAL COMPANY, L.P.
                                                  (312,500 units)

                                       By:  Warburg Pincus & Co.,
                                              General Partner


                                            By: /s/ Rodman W. Moorhead
                                               --------------------------------

                                            Title:Managing Director
                                                  -----------------------------

                                       TKT PARTNERS LIMITED PARTNERSHIP
                                                 (62,500 units)


                                       By:  Medical Portfolio Management, Inc.,
                                              as General Partner


                                            By: /s/ Ansbert Gadicke
                                               --------------------------------

                                            Title:Executive Vice President
                                                  -----------------------------


                                       /s/ Alejandro Zaffaroni
                                       ----------------------------------------
                                       Alejandro Zaffaroni, Ph.D.
                                              (12,500 units)

                                          H&Q HEALTHCARE INVESTORS**
                                                (12,500 units)


                                          By: /s/ Kimberly L. Carroll
                                             ----------------------------------

                                          Title:Treasurer
                                                -------------------------------


     **LIMITATION OF LIABILITY. The name H&O Healthcare Investors is the designation of the Trustees for the tamp being under an Amended and Restated Declaration of Trust dated April 21, 1987, as Amended. All persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&O Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.

                                          H&O LIFE SCIENCES INVESTOR**
                                                 (6,250 shares)


                                          By: /s/ Kimberly L. Carroll
                                             ----------------------------------

                                          Title:Treasurer
                                                -------------------------------


     ***LIMITATION OF LIABILITY. The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended. All persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Sciences Investors.

                                          HUGO de NEUFVILLE & JOHN P.
                                          de NEUFVILLE, TTEES, UAD 7/01/92,
                                          HUGO de NEUFVILLE REVOCABLE TRUST
                                                    (6,500 units)


                                          By: /s/ John P. de Neufville
                                             ----------------------------------

                                          Title:Trustee
                                                -------------------------------

                                          MARGARET W. de NEUFVILLE & JOHN P. de

                                           NEUFVILLE, TTES, UAD 7/1/92,
                                           MARGARET W. de NEUFVILLE
                                           REVOCABLE TRUST
                                              (6,500 units)


                                           By: /s/ John P. de Neufville
                                              ---------------------------------

                                           Title:Trustee
                                                 ------------------------------

                                           JOHN P. de NEUFVILLE & MELY RAHN,
                                           TTEES, UAD 4/13/70, FBO
                                           CAROL de NEUFVILLE
                                                  (3,500 units)


                                           By:/s/ John P. de Neufville
                                              ---------------------------------

                                           Title:Trustee
                                                 ------------------------------

                                           JOHN P. de NEUFVILLE & MELY RAHN,
                                           TRUSTEES, U/A DTD 12/23/76, FBO
                                           DAVID T. de NEUFVILLE
                                                 (6,500) units)


                                           By:/s/ John P. de Neufville
                                              ---------------------------------

                                           Title:Trustee
                                                 ------------------------------

                                           JOHN P. de NEUFVILLE & MELY RAHN,
                                           TRUSTEES, U/A DTD 12/23/76, FBO
                                           JOHN HOWARD de NEUFVILLE
                                                  (3,500) units)


                                           By:/s/ John P. de Neufville
                                              ---------------------------------

                                           Title:Trustee
                                                 ------------------------------

                                           JOHN P. de NEUFVILLE & MELY RAHN,
                                           TRUSTEES, U/A DATED 12/23/76, FBO
                                           JOHN P. de NEUFVILLE
                                                  (6,500 units)

                                            By:/s/ John P. de Neufville
                                              ---------------------------------

                                            Title:Trustee
                                                  -----------------------------

                                            JOHN P. de NEUFVILLE & MELY RAHN,
                                            TTEES, UAD 4/13/70, FBO
                                            PETER BAYON de NEUFVILLE
                                                   (3,500 units)


                                            By:/s/ John P. de Neufville
                                              ---------------------------------

                                            Title:Trustee
                                                  -----------------------------

                                            JOHN P. de NEUFVILLE & MELY RAHN,
                                            TTEES, UAD 4/13/70, FBO
                                            SUSAN de NEUFVILLE
                                                  (3,500 units)


                                            By:/s/ John P. de Neufville
                                              ---------------------------------

                                            Title:Trustee
                                                  -----------------------------

                                            JOHN P. de NEUFVILLE & MELY RAHN,
                                            TTEES, UAD 12/2/70, FBO
                                            THOMAS PIKE de NEUFVILLE
                                                   (3,500 units)


                                            By:/s/ John P. de Neufville
                                              ---------------------------------

                                            Title:Trustee
                                                  -----------------------------


                                            /s/ John W. Jackson
                                            -----------------------------------
                                            John W. Jackson (3,000)

                                            TAB PRODUCTS CO. PENSION PLAN
                                                     (4,500 units)


                                            By:            *
                                               --------------------------------

                                    TEMPLE INLAND MASTER TRUST
                                              (25,000 units)

                                    By:                  *
                                       --------------------------------------

                                    *By: BEA ASSOCIATES,
                                         Attorney-in-Fact


                                         By: /s/ Albert L. Zesiger
                                            ---------------------------------

                                         Title:Managing Director
                                               ------------------------------

                                    ARTHUR D. LITTLE EMPLOYEE
                                    INVESTMENT PLAN
                                              (22,000 units)


                                    By:                 #
                                       --------------------------------------

                                    #By: BEA ASSOCIATES, an Investment Advisor
                                              as Investment Advisor

                                         By:/s/ Albert L. Zesiger
                                            ---------------------------------

                                         Title:Managing Director
                                               ------------------------------

                                    CLASS B PREFERRED STOCKHOLDERS:

                                    WARBURG PINCUS CAPITAL COMPANY, L.P.
                                              (21,359)

                                    By:  Warburg Pincus & Co.,
                                           General Partner

                                         By:/s/ Rodman W. Moorhead
                                            ---------------------------------

                                         Title:Managing Director
                                               ------------------------------

                                    H&Q HEALTHCARE INVESTORS**
                                          (3,268 shares)

                                         By: /s/ Kimberly L. Carroll
                                            ---------------------------------

                                         Title:Treasurer
                                               ------------------------------

     **LIMITATION OF LIABILITY. The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 21, 1987, as amended. All persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.

                                         H&Q LIFE SCIENCES INVESTORS***
                                                  (1,500 shares)


                                         By: /s/ Kimberly L. Carroll
                                            ---------------------------------

                                         Title:Treasurer
                                               ------------------------------

     ***LIMITATION OF LIABILITY. The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended. All persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Sciences Investors.

                                         /s/ Alejandro Zaffaroni
                                         --------------------------------------
                                         Alejandro Zaffaroni, Ph.D. (688 shares)